UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2013

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On December 6, 2013, The Medicines Company (“MDCO”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Rempex Pharmaceuticals, Inc., a Delaware corporation (“Rempex”). In accordance with and as permitted by Section 9.01(a)(4) of Form 8-K, MDCO is filing this amendment to the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Rempex as of and for the year ended December 31, 2012 and the period from February 15, 2011 (inception) through December 31, 2012 and accompanying notes and the report of Ernst & Young LLP with respect to such financial statements, as required by this Item 9.01(a), are attached as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited consolidated financial statements of Rempex as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and for the period from February 15, 2011 (inception) through September 30, 2013 are included in Exhibit 99.3 and are incorporated herein by reference.
(b) Pro Forma Financial Information
The following unaudited pro forma combined financial statements, together with related explanatory notes, showing the pro forma effect on MDCO's financial statements of MDCO's acquisition of Rempex and other related pro forma events are attached hereto as Exhibit 99.4 and are incorporated herein by reference: (i) balance sheet as of September 30, 2013 and (ii) statements of operations for the nine months ended September 30, 2013 and 2012.
(d) Exhibits
2.1*† Agreement and Plan of Merger, dated December 3, 2013, by and among the Company, Rempex, Ravioli Acquisition Corp. and Fortis Advisors LLC (filed as Exhibit 2.1 to The Initial Form 8-K and incorporated herein by reference)

23.1	Consent of Independent Auditors for Rempex

99.1	Press Release dated December 4, 2013, announcing completion of the acquisition of Rempex (filed as exhibit 99.1 to the initial Form 8-K and incorporated herein by reference)

99.2	Audited consolidated financial statements of Rempex as of and for the year ended December 31, 2012 and the period from February 15, 2011 (inception) through December 31, 2012.
99.3 Unaudited consolidated financial statements of Rempex as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and for the period from February 15, 2011 (date of inception) through September 30, 2013.

99.4	Unaudited pro forma combined financial statements of MDCO as of and for the nine months ended September 30, 2013 and year ended December 31, 2012.

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MDCO agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date:  January 23, 2014
By:    /s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
2.1*†
Agreement and Plan of Merger, dated December 3, 2013, by and among the Company, Rempex, Ravioli Acquisition Corp. and Fortis Advisors LLC (filed as Exhibit 2.1 to The Initial Form 8-K and incorporated herein by reference)

23.1	Consent of Independent Auditors for Rempex
99.1	Press Release dated December 4, 2013, announcing completion of the acquisition of Rempex (filed as exhibit 99.1 to the Initial Form 8-K and incorporated herein by reference)
99.2	Audited consolidated financial statements of Rempex as of and for the year ended December 31, 2012 and the period from February 15, 2011 (inception) through December 31, 2012.
99.3
Unaudited consolidated financial statements of Rempex as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and for the period from February 15, 2011 (date of inception) through September 30, 2013.

99.4	Unaudited pro forma combined financial statements of MDCO as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MDCO agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.